CANDEV RESOURCE EXPLORATION, INC.
2200 – 1177 West Hasting Street,
Vancouver, British Columbia V6E 2K3

PRESS RELEASE

FOR IMMEDIATE RELEASE	OTCBB : CVRX.OB

CANDEV COMPLETES NON-BROKERED PRIVATE PLACEMENT FOR PROCEEDS OF $158,270

Vancouver, BC – July 7th, 2009 Candev Resource Exploration, Inc. (the “Company”) is pleased to announce that it has completed a non-brokered private placement of 1,055,135 units at a price of $0.15 for gross proceeds of $158,270.25 USD ($183,656.80 CDN). Each unit consists of one common share and one share purchase warrant entitling the warrantholder to purchase an additional common share at a price of $0.30 for a period of two years from the closing of the private placement.

The proceeds are intended to be used to finalize a definitive agreement with Yale Resources Ltd. for the acquisition of certain mineral properties owned by Yale. No finder’s fees were paid in connection with the private placement.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Unit Shares, the Warrants and the Warrant Shares have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Forward Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Forward looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the “SEC”) (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company’s filings with the SEC, such as the ability to obtain additional financing, the ability to manage growth, acquisitions of technology, equipment or human resources, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

For further information, please contact Mark McLeary at 604-678-2531 ext. 226.

On behalf of the Board of directors,

“Mark A. McLeary”

President